UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market
Series A Mandatorily Convertible Preferred Stock, par value $0.01 per share	“NFEGP”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

New Fortress Energy Inc. ("NFE" or the “Company”) today announced that the Company’s Fast LNG unit is offline, following a mechanical issue with the facility’s gas turbine. NFE is actively working with the manufacturer of the turbine to return the FLNG unit to operation as soon as possible. The Company expects the Fast LNG unit to return to service during the fourth quarter.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these terms or other comparable words. Forward looking statements include but are not limited to, the investigation of and remediation efforts related to the mechanical failure of the Company’s Fast FLNG unit; the disruption of production at the Fast FLNG unit; and the Company’s efforts and timeline for a return to normal operations of the Fast FLNG unit.

These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: the cause of the mechanical failure of the Fast FLNG unit; the Company’s ability to resolve the mechanical issues and return the Fast FLNG unit to normal operations; the Company’s ability to source replacement liquified natural gas on the spot market, if necessary, or at commercially feasible prices; further production delays and schedule changes; potential nonpayment or nonperformance of obligations under existing contracts; potential challenges with commercial counterparties, or other regulatory or legal challenges; and other unknown and unforeseen risks related to the operation of the Fast LNG unit. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results.

Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise these forward-looking statements, even though our situation may change in the future. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in NFE’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: October 5, 2026	By:	/s/ Frederick W. Hundt
	Name:	Frederick W. Hundt
	Title:	Interim Chief Financial Officer and Chief Accounting Officer